Vendor Program Agreement

Section 6: Volume Rebates

Volume Rebate Discount %: ____

Volume Incentive Rebate Tiers

Discount %	Min Dollar Tier		Max Dollar Tier	Target
		to		☐
		to		☐
		to		☐
		to		☐
		to		☐
		to		☐

Month to Bill ____

Comments ____

Section 7: Other Program Components

☒ Store Opening Allowance   Applies to Store Opening Types: New, Remodel, Relocation

[Redacted]* $/Store   N/A store cap   Comments ____

☐ Price Protection   Comments: Includes 100% on hand and on-order inventory.

☒ Demo/Display Allowance [Redacted]* % or ____ $ off last SKU gross unit cost per demo/display unit in stores at end of SKU life. Allowances will be collected via MDF Authorization.

Products Included: All Navigation Devices

Comments ____

Hard Dollars for Value-Add Services or Programs by Best Buy (*Hard Dollars will be collected via MDF authorization*)

$ ____ BestBuy.com Annual Hard Dollars

	Other Dollar Amount	Other Service or Program (i.e. Training, Alternative Media)
1	[Redacted]*	Training
2	[Redacted]*	Shippers, Covers, Endcap Funding
3		
4		
5		
	[Redacted]*	Total

Miscellaneous Comments:
Please see addendum for Margin information.

Additional Misc Comments:
Best Buy will follow its current return policies. [Redacted]* to be spent in a mutually agreed upon way.

Signatures

Vendor Approval

Garmin International

(Name of Vendor or Vendor's Authorized Agent)

/s/ Dan Bartel   3/30/09

Signature   Date

Name: Dan Bartel
Title: VP, Sales
Phone: 913-440-1329
Email: dan.bartel@garmin.com

Merchandising Leadership Approval (Director or Vice President)

/s/ Robert Cummins   3/30/09

Signature   Date

Name: Robert Cummins
Title: Merchant Director
Phone: (612) 291-7936
Email: Robert.Cummins@bestbuy.com

Josh Will
Merchandising Officer Name (Vice President or Sr. Vice President)

s/s Josh Will   3/30/09
Signature   Date

Vendor Program Agreement

DEFINITIONS & EXPLANATIONS:
1.      “Net Purchases” is total Receipts less Returns less Price Protections.
2.      “Cumulative Accounting Method” means that agreed deductions, credits, allowances, rebates or other programs and deals giving Best Buy the right to DFI, offset, etc. shall be calculated on a cumulative basis relative to the total invoice amount – before such other deductions, credits, allowances, rebates or other programs and deals are applied (e.g., invoice is $100, with agreed 2% DFI and a 3% volume rebate, amount payable will be $95.00.  BBY calculates off of the $100). All programs and deals are calculated using the cumulative method off of the manufacturer’s cost.
3.      “Chargeback Accrual” (applies to all chargeback accruals except Freight Allowance: see Freight Allowance definition below) means the % or $ is charged back to the vendor based on the period’s net purchases.  Applies to all purchase order receipts between the effective date and close date of the Vendor Program Agreement.  “Auto Credit” means the % or $ can be charged back to the vendor without proof of performance.
4.      “Deduct the Invoice” (DFI) means the % or $ allowance automatically reduces per unit cost on invoice.  Applies to all purchase orders placed between the effective date and close date of the Vendor Program Agreement.
5.      “Defective Return Programs”
a.      “Defective Allowance” means the agreed DFI or chargeback accrual percentage of net purchases in lieu of Best Buy’s right to return Defective Products.
b.      “Open Return Authorization” (RA) a unique authorization number assigned to a return issued by Best Buy as a pre-approved authorization from the vendor to return defective product.  BBY will provide an electronic listing (including RA, SKU, model, quantity and preliminary pricing) of all products being returned under each Open RA.
c.      “Return to Vendor for Credit” defective product flagged as to be physically returned to vendor for credit.  Vendors must provide Return Authorization number within 2 business days of the request. Vendor will provide at least ninety (90) days advance written notice of the occurrence of a Discontinued Product.
d.      “Vendor Pays Freight for Defective Returns” means the vendor is responsible for the shipping cost of the defective product via their preferred carrier from Best Buy’s Product Return Center to the vendor’s return facility.
e.      “Destroy Authorization for Credit” A unique authorization number assigned to a return issued by Best Buy as a pre-approved authorization from the vendor to destroy the defective product. BBY will provide an electronic listing (including Destroy Authorization number, SKU, model , quantity & preliminary pricing) of all products destroyed under each Destroy Authorization. If due to environmental concerns BBY needs to send the product to a recycler, BBY will charge a fee of $.10 per lb for electronic items and $.15 per lb for items with screens.
6.      “Demo/Display Allowance” Agreed percentage or dollars off of last gross unit cost per demo/display unit in stores at SKU’s end of life. Allowance is colleted via MDF Authorization Form.
7.      “Freight Allowance”
a.      “Chargeback Accrual” means the % or $ is charged back to the vendor based on the period’s gross receipts.  Applies to gross purchase order receipts between the effective date and close date of the Vendor Program Agreement.
b.      “Deduct from Invoice” (DFI) means the % or $ allowance automatically reduces per unit cost on invoice. Applies to gross purchase order receipts between effective and date and close date of Vendor Program Agreement.
c.      Freight Terms: If Domestic Freight Collect, Fuel Surcharge applies as further described in the Collaborative Transportation Management Agreement.
8.      “Item Maintenance Allowance” Percentage of net purchases that is charged back to the vendor to offset the expenses associated with assortment & retail execution (i.e. reset labor, signage, shelf wear & tear, general maintenance).
9.      “Price Protection” means the credit to be issued to Best Buy by Vendor in connection with a price decrease for the products.  The credit is intended to compensate Best Buy for the difference between the new, lower price and the price paid or payable by Best Buy for 100% on-hand and on-order inventory of the affected products. Price Protection is taken based on Gross Invoice Cost.
10.    “Seasonal Dating” means that for purchase orders with delivery dates to Best Buy during the specified period, Best Buy shall be granted an additional number of days or discount, as agreed, to pay the corresponding invoice under open account payment terms. All seasonal dating terms are calculated off of the Gross Invoice Amount.  Best Buy will systematically apply the Seasonal Terms over invoice terms in the event of a terms discrepancy.
11.    “Store Opening Allowance (NSO/Remodel/Relocate)” refers to the amount per store to be funded by Vendor in support of Best Buy’s new store, remodels or relocations. Best Buy processes the invoice once the final store’s grand opening for the month has occurred and Best Buy deducts these allowances from Vendor’s account.
12.    “Volume Rebate” flat or tiered percentage of net purchases based on purchase volume incentives. Funding is retro back to first dollar, unless otherwise specified.

Vendor Program Agreement Addendum
Additional Comments

The information contained within this document is in addition to the standard signed Vendor Program Agreement for the below Vendor and Class.  Attach as addendum to final Vendor Program Agreement.

Dept: 11
Class: 307
Supplier Name:  Garmin
Supplier Number: [Redacted]*
Fiscal Year:   2010
Create Date: 3/12/2009
Effective Date: 3/12/2009
Close Date: 2/27/2010

Additional Comments:

Garmin guarantees a minimum of [Redacted]*  blended margin rate.  This guarantee excludes: special events (including, but not limited to Black Friday), clearance pricing, price matching, and non-MAP product.

For non-MAP devices Garmin will make a reasonable effort to continue to keep Best Buy at a margin rate of [Redacted]*.

In all instances Best Buy sets its retail price in its sole and absolute discretion.  The above Minimum Margin guarantee is not to be deemed an agreement to adhere to Garmin’s MAP policy or an agreement on retail pricing.

*  This information has been redacted and omitted pursuant to a request for confidential treatment, and the information has been filed with the Securities and Exchange Commission separately.

Signatures

Vendor Approval			Merchandising Director Approval

	Garmin International			/s/ Robert Cummins	3/30/09
	(Name of Vendor or Authorized Agent)			Signature	Date
	/s/ Dan Bartel	3/30/09
	Signature	Date	Name	Robert Cummins
Name	Dan Bartel		Title	Merchant Director – Mobile Electronics
Title	VP, Sales		Phone	612.291.7936
Phone	913-440-1329		Fax
Fax			Email	Robert.cummins@bestbuy.com
Email	dan.bartel@garmin.com			Josh Will
Merchant Vice-President Name

/s/ Josh Will
Signature